                                    EXHIBIT B




   The Certificate of Designation, Preferences and Rights of the Senior Series
     A Preferred Stock, Stated Value of $1,000 of Allen Drilling Acquisition
                                    Company.

                           CERTIFICATE OF DESIGNATION
                             PREFERENCES AND RIGHTS
                                       of

             Senior Series A Preferred Stock, Stated Value of $1,000
                                       of
                       ALLEN DRILLING ACQUISITION COMPANY


         Allen Drilling Acquisition Company., a corporation organized and existing under the laws of the State of Nebraska (herein referred to as the "Corporation" or "ADAC"), does hereby CERTIFY:

         THAT the Amended Articles of Incorporation fixes the total number of shares of all classes of capital stock which the Corporation shall have the authority to issue at twenty thousand (20,000) shares, of which ten thousand (10,000) shares shall be shares of preferred stock, with a par value of $10.00 per share ("Preferred Stock") and ten thousand (10,000) shares shall be common stock, with a par value of $10.00 per share ("Common Stock"); and

         THAT the Amended Articles of Incorporation of the Corporation expressly grant to the Board of Directors of the Corporation authority to provide for the issuance of the Preferred Stock in one or more series, with such voting powers, full or limited, and with such designations, preferences, and relative, participating, optional or other special rights, and qualifications, limitations or restrictions thereof, as shall be stated and expressed in the Restated Certificate of Incorporation or any amendment thereto, or in the resolution or resolutions providing for the issue of such stock adopted by the Board of Directors; and

         THAT pursuant to the authority conferred upon the Board of Directors by the Amended Articles of Incorporation of the Corporation, the Board of Directors, by action duly taken on April 4, 2003, adopted resolutions that provided for a series of the Preferred Stock as follows:

         RESOLVED, that the Corporation is hereby authorized to issue a series of Preferred Stock of the Corporation (such Preferred Stock being herein referred to as "Series A Preferred Stock", consisting of Nine Hundred (900) shares with a stated value of $1,000 per share. Such shares, with a total stated value of $900,000, are authorized to be issued to shareholders as fully paid consideration for providing certain Credit Enhancements totaling $900,000 to Corporation for delivery to the Southwest Bank of Texas under the terms and conditions as set forth in that certain agreement between Gateway Energy Corporation and certain of its subsidiaries (collectively "Gateway") and the Corporation dated March 6, 2003, a copy of which is attached hereto as Exhibit A (The "Madisonville Project Agreement"). Any capitalized terms used in the Madisonville Project Agreement and not specifically defined in these resolutions shall have the same meaning as in the Madisonville Project Agreement. The voting power, designation, preference and relative, participating, optional or other special rights, and qualifications, limitations or restrictions of the shares are hereby fixed as follows:

         1. Designation. The designation of the series of Series A Preferred Stock shall be Senior Preferred Stock, $1,000, Series A, par value $10.00 per share (hereinafter referred to as the "Series A Preferred Stock") and the number of shares constituting such series shall be nine hundred (900). The number of authorized shares of Series A Preferred Stock may be reduced by further resolution duly adopted by the Board of Directors of the Corporation and by the filing of a certificate pursuant to the provisions of the Nebraska Corporation Act stating that such reduction has been so authorized, but the number of authorized shares of Series A Preferred Stock shall not be increased.

         2. Dividends. So long as any shares of the Series A Preferred Stock will be outstanding, the holders thereof will be entitled to receive cumulative preferential dividends as set forth in this Section 2.

                  a. Dividends on each share of Series A Preferred Stock will accumulate and be cumulative from and after the date of issuance of such Series A Preferred Share as provided in subsection c hereof.

                  b. The Series A Preferred Stock shall pay monthly dividends in cash commencing fifteen (15) days following the end of the first calendar month when the Corporation shall have received the first Price Upside Payment from Gateway pursuant to the terms of the Madisonville Project Agreement, or the first distribution from the LLC to be formed pursuant to the terms of the Madisonville Project Agreement (the "LLC") in the event the Corporation has elected the Equity Participation Option pursuant to the terms of the Madisonville Project Agreement, whichever payment or distribution (collectively "Gateway Payment") is received first (the "Dividend Commencement Date").

                  c. For purposes of this Section 2, the last date of each calendar month following the Dividend Commencement Date on which any Series A Preferred Stock will be outstanding will be deemed to be a "Dividend Due Date." The holders of Series A Preferred Stock will be entitled to receive out of funds legally available therefore, dividends equal to sixty-six and two-thirds percent (66?%) of the entire Gateway Payment received by the Corporation. The record date for the payment of dividends will, unless otherwise altered by the Corporation's Board of Directors, be the 15th day following the Dividend Due Date (the "Dividend Payment Date"). The record date for the payment of dividends on the Series A Preferred Stock shall be 15 days prior to a Dividend Due Date. Each such dividend shall be paid to the holders of record of shares of Series A Preferred Stock as they appear on the stock register of the Corporation. Dividends shall be payable in cash, and shall end upon redemption of such Series A Preferred Stock as provided for herein.

                  d. Any dividend which is not be paid on the Dividend Payment Date shall be deemed to be "past due" until the dividend is paid or until the Share of Series A Preferred Stock with respect to which the dividend became due will no longer be outstanding, whichever is the earlier to occur. All dividends will be declared only upon outstanding shares of Series A Preferred Stock and will be declared pro rata so that in all cases the amount of dividends declared per share on the outstanding Series A Preferred Stock shall be the same.

                  e. So long as any shares of Series A Preferred Stock shall remain outstanding, the Corporation shall not declare or pay any dividend, make a distribution, or purchase, acquire, redeem, or set aside or make monies available for a sinking fund for the purchase or redemption of, any shares of stock of the Corporation ranking junior to the Series A Preferred Stock with respect to the payment of dividends or the distribution of assets on redemption, liquidation, dissolution or winding up of the Corporation including Common Stock of the Corporation (the Common Stock and any other stock being herein referred to as "Junior Stock"), unless:

                           i. all dividends in respect of the Series A Preferred Stock for all past dividend periods have been paid and such dividends for the current dividend period have been paid or declared and duly provided for,

                           ii. all amounts in respect of the redemption of Series A Preferred Stock pursuant to the terms of Section 3 below have been paid for all prior applicable periods and all amounts in respect of such redemption for the current applicable period have been paid or duly provided for, and

                           iii. the Corporation shall not be in default with respect to any matters included herein with respect to the Series A Preferred Stock, and

                           iv. the Term Note issued in connection with the Madisonville Project Agreement has been paid in full, and the Term Note cancelled, and the Credit Enhancement returned to the holders of the Series A Preferred Stock, except if the Corporation has exercised the Equity Participation Option.

                           Subject to the foregoing, and not otherwise, dividends (payable in cash, stock or otherwise) as may be determined by the Board may be declared and paid on any Junior Stock from time to time out of any funds legally available, and the Series A Preferred Stock will not be entitled to participate in any such dividends, whether payable in cash, stock or otherwise.

                  f. In addition to the foregoing paragraph, unless full cumulative dividends on the Series A Preferred Stock have been paid or set aside for payment: (i) no Series A Preferred Stock may be (A) redeemed pursuant to a sinking fund or otherwise (unless all the Series A Preferred Stock is redeemed or a pro rata redemption is made from all holders of Series A Preferred Stock, or (B) purchased or otherwise acquired for any consideration by the Corporation except pursuant to an acquisition or offer made pro rata and on the same terms to all holders of Series A Preferred Stock.

                  g. To secure the payment of dividends hereunder, the Corporation shall, no later than thirty (30) days following the Closing of the Loan provided for in the Madisonville Project Agreement, assign to the Series A Preferred Stockholders the security interests, liens, and other items of collateral given to the Corporation by Gateway and as more fully described in Paragraph 7 of the Madisonville Project Agreement (collectively referred to hereing as the "Gateway Collateral"). The collateral documents necessary to make the assignment referred to herein shall be executed by the Corporation simultaneously with the execution of the collateral documents evidencing the Gateway Collateral, and any public filings required to perfect the assigned security interests in favor of Series A Preferred Stockholders shall be made simultaneously with the filing of the Gateway Collateral. If the Corporation fails to take the actions set forth in this paragraph within the time allotted, the Series A Preferred Stockholders may, in their sole discretion, deem such failure to be a default of the Corporation's obligations set forth hereunder and shall have the right, upon thirty (30) days notice to the Corporation, to require the Corporation to immediately redeem their preferred shares at their stated value plus all accrued but unpaid dividends.

         3. Redemption. The Series A Preferred Stock shall be redeemable at the option of the Corporation or the holders thereof as follows:

                  a. The holders of the Series A Preferred Stock, individually or collectively (the "Redeeming Stockholder"), shall have the right to require the Corporation to redeem their preferred shares at their stated value plus all accrued but unpaid dividends (the "Redemption Price") in the event that:

                           i. The Redeeming Stockholder(s) give written notice to the Corporation not later then ninety (90) days prior to the maturity date of the Term Note issued in connection with the Madisonville Project Agreement of their intent not to elect the Equity Participation Option as provided in the Madisonville Project Agreement. Upon such notice, the Corporation shall cause the release of the Credit Enhancement with respect to the Term Note under the terms and conditions as set forth in the Madisonville Project Agreement. Upon release and delivery of the Credit Enhancement to the Redeeming Stockholder(s), and the payment of the stated value plus all accrued but unpaid dividends, the redeemed Series A Preferred Stock shall then be surrendered to the Corporation and cancelled, and the Redeeming Stockholder(s) shall have no further rights as preferred stockholders in the Corporation.

                           ii. The Redeeming Stockholder(s) give written notice to the Corporation at any time after June 30, 2010, and all of the outstanding Series A Preferred Stock have not been called for redemption by the Corporation prior to its receipt of the notice referred to in this subsection.

                           iii. The Redemption Price as set forth in Paragraph 3. a. above shall be adjusted as illustrated in Exhibit B attached hereto.

                  b. In the event a default shall have occurred with respect to the Credit Enhancement, the Corporation shall immediately give written notice of such default to the holders of the Series A Preferred Stock. Unless the holders of the Series A Preferred Stock unanimously give the Corporation notice of their election to continue as preferred shareholders in the Corporation within the timeframe provided for in subsection 3.b.i. below, then the Corporation shall immediately initiate legal action and/or other available remedies to which the Corporation may be entitled to retire and/or secure the Credit Enhancement, and the Corporation shall have the right to call for redemption all of the outstanding Series A Preferred Stock, as a whole, at its stated value plus all accrued and past due dividends. The Corporation shall have the right to redeem pro-rata the Series A Preferred Stock by payment in cash or distribution to the Series A Stockholders of their pro-rata share of any recovery of the Gateway Collateral, less costs incurred by the Corporation to recover such Gateway Collateral. In the event the Corporation elects to redeem the Series A Preferred Stock by distribution of the Gateway Collateral, then the value of such Gateway Collateral shall be deemed to be equal to the stated value of the Series A Preferred Stock plus all accrued and past due dividends.

                           i. In the event of a default referred to in subsection 3.b. above, the holders of the Series A Preferred Stock shall have the right to elect to not be redeemed by giving the Corporation written notice of such election no less than 30 days following receipt of the notice of default pursuant to subsection 3.b. above. In the event that any one or more of the Series A Preferred Stockholder(s) do not make the election to not be redeemed, then the other Series A Preferred Stockholder(s) shall have an opportunity to acquire the shares of Series A Preferred Stock of the Stockholder(s) at the stated value herein within thirty (30) days of the receipt of the notice of default. If the other Series A Preferred Stockholder(s) does not acquire the shares of the the Series A Preferred Stockholders within such thirty (30) day period then all of the Series A Preferred Stockholders shall be redeemed by the Corporation.

                  c. The Corporation shall have the right to call for redemption all of the outstanding Series A Preferred Stock, as a whole at any time after June 30,

                           2010. The Redemption Price shall be determined as set forth in Paragraph 3. a. above. The Corporation may only exercise this right upon authorization to do so by unanimous action of the Corporation's board of directors.

                  d.       If, at the time of any redemption pursuant to this
                           Section 3, the funds of the Corporation legally available for redemption of the Series A Preferred Stock are insufficient to redeem the number of shares required to be redeemed, those funds which are legally available shall be used to redeem the maximum possible number of such shares, pro rata based upon the number of shares to be redeemed by the holders of the Series A Preferred Stock. At any time thereafter when additional funds of the Corporation become legally available for the redemption of the Series A Preferred Stock, the funds shall immediately be used to redeem the balance of the shares of the Series A Preferred Stock which the Corporation is obligated to redeem pursuant to this Section 3, but which it has not redeemed, and such funds shall not be used by the Corporation for any other purpose.

         4. Liquidation Preference. In the event of any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, the holders of the Series A Preferred Stock then outstanding are entitled to be paid out of the assets of the Corporation available for distribution to its shareholders, whether such assets are capital, surplus or earnings, before any payment or declaration and setting apart for payment of any amount will be made in respect of any shares of any Junior Stock with respect to the payment of dividends or distribution of assets on liquidation, dissolution or winding up of the Corporation, an amount equal to $1,000 per share plus all accumulated, past-due and unpaid dividends (including a prorated monthly dividend from the last Dividend Due Date to the date of such payment) in respect of any liquidation, dissolution or winding up. In each such event, each holder shall have the right, at such holder's option, to receive in lieu of cash a proportionate interest in the Equity Participation Option if the Corporation exercises it, subject however, to the terms and conditions of the Madisonville Project Agreement.

                  If upon any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, the assets to be distributed among the holders of Series A Preferred Stock shall be insufficient to permit the payment to the holders of the full preferential amounts aforesaid, then the entire assets of the Corporation, including, without limitation, the Equity Participation Option, shall be distributed ratably among the holders of the Series A Preferred Stock, based upon the number of shares of Series A Preferred Stock held by each holder.

         5. Consolidation. A consolidation or merger of the Corporation with or into any other corporation or corporations in which the stockholders of the Corporation receive solely capital stock of the acquiring or surviving corporation (or of the direct or indirect parent corporation of the acquiring corporation) shall also be deemed to be a liquidation, dissolution, or winding up of the Corporation as those terms are used in Section 4.

         6. Voting. Except as otherwise expressly provided herein or as required by law, the holder of each share of Series A Preferred Stock shall not be entitled to vote.

                  a. Equity Participation Option. The holders of the Series A Preferred Stock shall have the sole right by a two-thirds vote to cause the Corporation to exercise the Equity Participation Option in a meeting called and noticed by any Series A Preferred Stockholder to the remaining Series A Preferred Shareholders to determine whether to exercise the Equity Participation Option set forth in the Madisonville Project Agreement. In the event that any one or more of the Series A Preferred Stockholders vote against the Equity Participation Option (the "Non-electing Shareholder"), then the other Series A Preferred Stockholders shall have an opportunity to acquire the shares of Series A Preferred Stock of the Non-electing Shareholder at the stated value herein plus accrued but unpaid dividends within thirty (30) days of the Meeting Date. If the other Series A Preferred Stockholder(s) do not acquire the shares of Series A Preferred Stock of the Non-electing Shareholder(s) within such thirty (30) day period then the Equity Participation Option shall not be exercised by the Corporation.

                  b. In any case in which the holders of the Series A Preferred Stock are entitled to vote pursuant to this
                           Section 6 or pursuant to law, each holder of the Series A Preferred Stock is entitled to one vote for each share of Series A Preferred Stock held.

                  c. As long as any shares of the Series A Preferred Stock remain outstanding, the Corporation will not, without the affirmative vote at a meeting or the written consent with or without a meeting of the holders of at least two-thirds of the outstanding shares of the Series A Preferred Stock, (1) create any class or classes of stock ranking prior to or on a parity with the the Series A Preferred Stock either as to dividends or upon liquidation, (2) amend, alter or repeal any of the provisions of the Corporation's Articles of Organization or Bylaws so as to affect adversely the preferences, special rights or powers of the Series A Preferred Stock; provided, however, that the amendment of the provisions of the Articles of Incorporation so as to authorize or create, or to increase the authorized amount of, any Junior Stock will not be deemed to affect adversely the voting powers, rights or preferences of the holders of the Series A Preferred Stock, (3) issue any additional shares of the Series A Preferred Stock, (4) consolidate or merge with or into any other corporation, (5) liquidate, wind up or dissolve itself, or (6) convey, sell, assign, transfer or otherwise dispose of, all or substantially all of its assets.

         7. No Reissuance of Series A Preferred Stock. No Series A Preferred Stock acquired by the Corporation by reason of redemption, purchase, or otherwise will be reissued, and all shares acquired by the Corporation will be cancelled, retired and eliminated from the shares which the Corporation will be authorized to issue.

         8. Right to Audit Books and Records of Corporation. As long as any shares of the Series A Preferred Stock remain outstanding, each holder of 20% or more of the Series A Preferred Stock shall have the right, during normal business hours, and upon reasonable prior notice, to review and audit the books and records of the Corporation to ensure that the Corporation has properly accrued and paid all dividends to which the holders of the Series A Preferred Stock may be entitled.

         9. Right of First Refusal. As long as any shares of the Series A Preferred Stock remain outstanding, in the event that a holder of the Series A Preferred Stock ("Selling Stockholder") desires to sell, or receives a bona fide offer which it desires to accept from a prospective purchaser to buy its Series A Preferred Stock, it shall first offer such shares of Series A Preferred Stock to the other holders of the Series A Preferred Stock as provided in this Section.

                  a. The other holders of the Series A Preferred Stock shall have the right either to purchase the Selling Stockholder's stock in accordance with the terms of the written offer by written notice to the Selling Stockholder of their intent to purchase such interest, such notice to be delivered to the Selling Stockholder within 30 days following the date on which the Selling Stockholder's written offer is delivered to the other holders of the Series A Preferred Stock.

                  b. Payment of the purchase price shall be made upon the payment terms of the written offer.

                  c. Right to Sell to Third Party. In the event the other holders of Series A Preferred Stock elect not to purchase the Selling Stockholder's shares, the Selling Stockholder shall be free to sell its shares to the prospective purchaser upon the purchase price, terms and conditions contained in the original offer for a period of 60 days from the expiration of the other Series A Preferred Stockholders right to purchase the Selling Stockholders shares. If the Selling Stockholder's stock is not sold to the prospective purchaser within the 60 day period, then the Selling Stockholder may not transfer the Selling Stockholder's stock to the prospective purchaser without once again offering the stock as provided in this paragraph.

         10. Notices. All notices to the Corporation permitted here will be personally delivered or sent by first class mail, postage prepaid, addressed to its principal office located at 5425 Martindale, Shawnee, KS 66218, Attention: Treasurer, or to other address at which its principal office is located and as to which notice is similarly given to the holders of the Series A Preferred Stock at their addresses appearing on the books of the Corporation.

         IN WITNESS WHEREOF, the Corporation has caused its corporate seal to be hereunto affixed and this certificate to be signed by its Secretary, and witnessed this 4th day of April, 2003.

                                            ALLEN DRILLING ACQUISITION COMPANY



                                            By /s/ Larry J. Horbach
                                               -------------------------------
                                               Secretary

Witness:


  /s/ Charles A. Holtgraves
-----------------------------

                                    Exhibit A


                                  See attached

                                    EXHIBIT B



           CALCULATION OF REDEMPTION PRICE OF SERIES A PREFERRED STOCK
                      (Illustration attached to next page)



         For purposes of a redemption any or all of the Series A Preferred stock pursuant to Paragraph 3. a. or Paragraph 3. c., or the liquidation of the Corporation pursuant to Paragraph 4, the stated value of the Series A Preferred Stock to be redeemed shall equal the "Adjusted Redemption Value" (the "ARV") as calculated by the following formula:


         A "Redemption Credit" shall be calculated by multiplying the sum of $0.75 per day per share of deemed dividend interest accrued from the date the shares of Series A Preferred Stock are issued (the "Issue Date") to the date such shares are redeemed (the "Redemption Date") and then subtracting the resulting product from the actual aggregate dividends accrued and/or paid to the Series A Preferred Stockholders from the Issue Date through the Redemption Date. The remainder shall be defined as the "Return Credit."

         The ARV shall be calculated by subtracting one-half of the Return Credit from the original stated value of the redeemed Series A Preferred Stock, subject to the following:

                  If the ARV, as calculated above, is equal to or less than zero, the ARV of the redeemed Series A Preferred Stock shall be equal to zero.

                  If the ARV, as calculated above, is greater than zero but less than the original stated value set forth in Paragraph then the ARV of the redeemed Series A Preferred Stock shall be equal to the amount calculated.

                  If the ARV, as calculated above, is greater than the original stated value then the ARV shall be equal to the original stated value of the redeemed Series A Preferred Stock.

                   ALLEN DRILLING ACQUISITION COMPANY ("ADAC')
                           PREFERRED STOCK REDEMPTION
                            ILLUSTRATIVE CALCULATIONS
                        Redemption Notice-June 30, 2010
                           All Accrued Dividends Paid

(Illustrative assumptions derived from the Madisonville
  Economics as set forth in the Madisonville Project
          MEMORANDUM DATED FEBRUARY 21, 2003)


                                                                                               ARV
                                                                           ARV             Greater Than
                                                                         Equal To            Zero and             ARV
                                                                       or Less Than          Less Than        Greater Than
                                                                           Zero            Stated Value       Stated Value
                                                                       ------------        ------------       ------------

 Cumulative dividends paid to $900,000 Stated Value of
   of Series A Preferred Shares through the 7 year initial term of the Gateway Energy Corporation Restated Master
   Agreement                                                           $ 4,252,823         $ 2,863,439        $ 1,000,000

Redemption Credit  for Company (ADAC)-
   $0.75 per share per day accrued for 2520 days (7 years)               1,701,000           1,701,000          1,701,000
                                                                       -----------         -----------        -----------


  Return credit                                                        $ 2,551,823         $ 1,162,439        $  (701,000)
                                                                       -----------         -----------        -----------

  50% of return credit                                                 $ 1,275,912         $   581,219        $  (350,500)

Stated Value of  Series A Preferred Shares                                 900,000             900,000            900,000
                                                                       -----------         -----------        -----------


Adjusted Redemption Value                                              $  (375,912)        $   318,781        $ 1,250,500


CASH ON REDEMPTION                                                     $         0         $   318,781        $   900,000
                                                                       ===========         ===========        ===========